                                                  Rule 497(e) & (g)
                                                  File Nos. 2-85378 and 811-3462




SUPPLEMENT TO PROSPECTUS
Dated January 1, 1997



THE GROWTH FUND
The accompanying Prospectus of The Flex-funds (the "Trust") describes, among other things, The Growth Fund, a series of the Trust, and the Growth Stock Portfolio (the "Portfolio"), the corresponding open-end investment company in which all of the investable assets of The Growth Fund are invested. Among other things, the investment objective of The Growth Fund and the Portfolio, as described in the Prospectus, has changed and the Portfolio has engaged various subadvisers in connection with the change in investment objective. The Growth Fund has also changed its name to The Highlander Fund. Accordingly, the shares of The Highlander Fund are not being offered by this Prospectus. You may obtain a current prospectus for The Highlander Fund from, and should direct any questions to, the Trust at the address or telephone numbers set forth on the cover page of the Prospectus.